SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 26, 2001

                             iXL Enterprises, Inc.
                -----------------------------------------------
                (Exact name of registrant specified in Charter)


        Delaware                     000-26167                   58-2234342
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                            Identification No.)

                              1600 Peachtree Street
                                Atlanta, GA 30309
               (Address of Principal Executive Offices) (Zip Code)
                                 (404) 279-1000
                         (Registrant's Telephone Number)

                        copies of all communications to:

                              Theodore Browne, Esq.
                       Vice President and General Counsel
                              iXL Enterprises, Inc.
                            1600 Peachtree Street, NW
                                Atlanta, GA 30309
                                 (404) 279-1000

                                    -and to-


      James S. Altenbach, Esq                Clifford E. Neimeth, Esq
      c/o Greenberg Traurig, LLP             c/o Greenberg Traurig, LLP
      3290 Northside Parkway, N.W            The Met Life Building
      Suite 400                              200 Park Avenue
      Atlanta, GA 30327                      New York, NY 10021
      (678) 553-2444                         (212) 801-9383

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ITEM 5. OTHER EVENTS.

      On October 26, 2001 iXL Enterprises, Inc. (the "Company") issued a press release announcing its financial results for the third quarter of 2001. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  EXHIBITS

(c)  Exhibits:

     99.1 Press Release of iXl Enterprises, Inc. issued October 26, 2001: iXL Announces Third Quarter 2001 Results



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   iXL Enterprises, Inc.



                                   By:  /s/ Michael J. Casey
                                        ---------------------
                                        Michael J. Casey
                                        Executive Vice President and Chief
                                        Financial Officer

Dated:  October 31, 2001




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



                                  EXHIBIT INDEX

99.1 Press Release of iXl Enterprises, Inc. issued October 26, 2001: iXL Announces Third Quarter 2001 Results




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